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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549


                                  FORM 8-K



                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                 Date of report (Date of earliest event reported):
                             February 9, 2007




                                 Versar Inc.
              (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
                        (State or Other Jurisdiction)


                       1-9309 (Commission File Number)


                                 54-0852979
                         (IRS EmployerIdentification No.)


                  6850 Versar Center, Springfield, Virginia 22151
                     (Address of Principal Executive Offices)



                                (703) 750-3000
                (Registrants Telephone Number, Including Area Code)



                                Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)




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              Item 1.01  Entry into a Material Definitive Agreement

	 In accordance with SEC Release No. 33-8255, the following information is furnished.

         On February 7, 2007, the Compensation Committee of the Board of Directors of the Company awarded a $10,000 performance bonus to James
       C. Dobbs, Senior Vice President, and awarded him 2,000 restricted shares.





   	                   Exhibit No. 			Description
                              NONE

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      SIGNATURES




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    VERSAR, INC.





                             Date: February 9, 2007





                          By:  /S/

                          _______________________________________
                          James C. Dobbs
                          Senior Vice President & General Counsel